MBL VARIABLE CONTRACT ACCOUNT -- 2

To Contract Holders and Participants:

The value of each Variable Accumulation Unit of MBL Variable Contract
Account -- 2 (the "Account") as of December 31, 1997 was $188.325, versus a value of $144.176 on December 31, 1996. This represents a 30.6% increase for the one-year period. The Standard & Poor's 500 Stock Index, a generally accepted market index of unmanaged equity securities, increased 33.4% during the same period.

The Account invests exclusively in MBL Growth Fund (the "Fund"). The accompanying annual report of the Fund contains a review by Markston Investment Management, the Fund's Investment Adviser, of its overall performance and commentary related to specific holdings in the Fund's portfolio.

We are pleased to report that MORNINGSTAR, INC., the widely recognized independent fund rating company, recently gave the Account its highest variable annuity rating, five stars, (*****) as of December 31, 1997.(2) There are 1,820, 1,199, and 604 subaccounts in Morningstar's domestic equity variable annuity category for the 3-, 5-, and 10-year periods, respectively.

We thank you for your continued confidence in MBL Variable Contract
Account -- 2. We remain committed to providing you with quality investment management and superior customer service. If you have any questions, please call your Customer Service Representative at 1-800-435-3191.

Following are the audited financial statements of the Account as of, and for the one year period ended, December 31, 1997.

Sincerely,

                 [SIG]

William G. Clark
Senior Vice President
Pension and Investment Products
MBL Life Assurance Corporation                                  January 31, 1998

(2) Morningstar's proprietary ratings for variable annuity subaccounts reflect risk-adjusted performance and are subject to change each month. Past performance is no guarantee of future results. A subaccount's rating is determined by subtracting its risk score from its performance score for the 3-, 5-, and 10-year periods. These ratings compare annuities in the same investment class, in this case domestic equity. The top 10% of subaccounts in an investment category receive five stars. For more information, please call your Customer Service Representative at MBL Life Assurance Corporation, 1-800-435-3191.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To Contract Holders and Participants
MBL Variable Contract Account -- 2

We have audited the accompanying statement of assets and liability of MBL Variable Contract Account -- 2 (the "Account") as of December 31, 1997, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MBL Variable Contract Account -- 2 as of December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                           COOPERS & LYBRAND L.L.P.

Parsippany, New Jersey
February 10, 1998

MBL VARIABLE CONTRACT ACCOUNT -- 2
STATEMENT OF ASSETS AND LIABILITY
DECEMBER 31, 1997

ASSETS

Investments in MBL Growth Fund, Inc.
  4,327,113 shares at net asset value of $12.17 per share
  (cost -- $49,066,767)...................................................  $52,660,964

LIABILITY

Due to MBL Life -- Note C.................................................      363,588
                                                                            -----------
NET ASSETS................................................................  $52,297,376
                                                                            -----------
                                                                            -----------
NET ASSETS ATTRIBUTABLE TO VARIABLE ANNUITY CONTRACT HOLDERS
    276,202 variable accumulation units at value
      of $188.325 per unit................................................  $52,015,686
    Variable annuity reserves -- Note A...................................      281,690
                                                                            -----------
                                                                            $52,297,376
                                                                            -----------
                                                                            -----------

See notes to financial statements.

MBL VARIABLE CONTRACT ACCOUNT -- 2
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

Investment Income:
  Dividends...............................................................  $   495,469
  Capital gain distributions..............................................    6,339,230
                                                                            -----------
                                                                              6,834,699
Expenses -- Note C:
  Risk and death benefit charges..........................................      176,990
                                                                            -----------
        Net investment income.............................................    6,657,709
                                                                            -----------

Realized and unrealized gain on investments -- Note D:
  Net realized gain on sales of investments...............................      245,598
  Net change in unrealized appreciation/depreciation of investments.......    5,710,244
                                                                            -----------
        Net gain on investments...........................................    5,955,842
                                                                            -----------
Net increase in net assets resulting from operations......................  $12,613,551
                                                                            -----------
                                                                            -----------

See notes to financial statements.

MBL VARIABLE CONTRACT ACCOUNT -- 2
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED
                                                                                       DECEMBER 31,
                                                                              ------------------------------
                                                                                   1997            1996
                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income.....................................................  $    6,657,709  $    6,772,459
  Net realized gain (loss) on sales of investments..........................         245,598         (74,893)
  Net change in unrealized appreciation/depreciation of
   investments..............................................................       5,710,244       1,647,592
                                                                              --------------  --------------
    Net increase in net assets resulting from operations....................      12,613,551       8,345,158
                                                                              --------------  --------------

FROM CONTRACT HOLDERS' TRANSACTIONS -- NOTE B
  Net purchase payments.....................................................         173,226          18,452
  Accumulation units surrendered............................................      (2,112,509)     (2,510,082)
  Annuity payments..........................................................         (32,996)        (25,838)
                                                                              --------------  --------------
    Decrease in net assets resulting from Contract Holders' transactions....      (1,972,279)     (2,517,468)
                                                                              --------------  --------------

Increase in amount due MBL Life resulting from investment activities and
 mortality gains and losses -- Note C.......................................         (55,422)        (50,248)
                                                                              --------------  --------------
    Net increase in net assets..............................................      10,585,850       5,777,442

Net assets
  Beginning of year.........................................................      41,711,526      35,934,084
                                                                              --------------  --------------
  End of year...............................................................  $   52,297,376  $   41,711,526
                                                                              --------------  --------------
                                                                              --------------  --------------

See notes to financial statements.

MBL VARIABLE CONTRACT ACCOUNT -- 2
NOTES TO FINANCIAL STATEMENTS

NOTE A -- MBL Variable Contract Account -- 2 (the "Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, and a separate account of MBL Life Assurance Corporation ("MBL Life") established under the Insurance Laws of New Jersey. MBL Life provides for variable accumulation and benefits under the Account's contract by crediting annuity considerations to the Account or the Fixed Accumulation Account, as elected by the participant (see Note B). Significant accounting policies of the Account are as follows:

INVESTMENTS -- Investments are valued at net asset value. The Account purchases shares of MBL Growth Fund, Inc. (the "Fund") at the net asset value of such shares on the date monies are received. Cost represents the aggregate of such purchases at the respective net asset values, less shares redeemed at average cost. The Account recognizes dividend income and capital gain distributions, if any, on the ex-dividend date as set by the Fund.

VARIABLE ANNUITY RESERVES -- The variable annuity reserves are actuarially determined on the basis of the 1951 Group Annuity Mortality Tables for Males, modified, at 3.5%.

FEDERAL INCOME TAXES -- The Account does not provide for Federal income taxes since the operations of the Account form a part of, and are taxed with, the total operations of MBL Life, which is taxed as a "life insurance company" under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the Contract Holders are excluded in the determination of the Federal income tax liability of MBL Life.

ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

NOTE B -- On April 29, 1994, the Third Amended Plan of Rehabilitation (the "Plan") of Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life") was implemented. The Plan, as confirmed by the Superior Court of New Jersey (the "Court"), reaffirmed the status of the Account as a separate account. Pursuant to the terms of the Plan, substantially all of the assets and liabilities of Mutual Benefit Life were transferred to MBL Life. In addition, the assets and liabilities of the Account were transferred to a new separate account of MBL Life. Also, as of April 29, 1994, the ownership of the stock of MBL Life was transferred to a Trust, of which the New Jersey Commissioner of Banking and Insurance ("Commissioner") is the sole Trustee. On January 9, 1997, the Court entered an order approving a Settlement Agreement among the Commissioner in her capacity as Rehabilitator and Trustee, MBL Life and the Class Four Creditors, as identified in the Plan. Class Four Creditors and eligible Policyholders/Contract Holders who remain with MBL Life after the end of the Rehabilitation Period (December 31, 1999) will share in the future value of MBL Life. The sharing will be based on a ratio of 70% to the Class Four Creditors and 30% to eligible Policyholders/Contract Holders. If MBL Life does not meet its capital growth projections, the Policyholder/Contract Holder share may be reduced below 30%.

On September 15, 1997, the Board of Directors of MBL Life announced that it had engaged an investment banking firm to assist in exploring a possible sale of MBL Life before the end of the Rehabilitation Period. Any resulting transaction must go through an extensive approval process

NOTE B (CONTINUED) --

including reviews by the New Jersey Department of Banking and Insurance, the Superior Court of New Jersey, and the then existing Class Four Creditors.

The Plan permits redemptions of amounts from the Account to continue, as requested. Annuity payments which commenced prior to July 16, 1991 and any death benefits payable, both before and after July 16, 1991, are unaffected and will continue to be paid under the terms of the Plan. While both deposits and transfers from other separate accounts of MBL Life, for the purchase of variable annuities, may be made to the Account by participants under existing contracts, applications for new contracts are not being accepted. The terms of the Plan currently prohibit or limit redemptions from the Companion Contract and transfers between the Account and the Companion Contract.

Approximately 69% of the Accounts outstanding units are owned by three separate Contract Holders.

NOTE C -- A charge at the annual rate of 0.37% is made daily against Account assets for mortality and expense risks assumed by MBL Life and for provision of the guaranteed minimum death benefit. The portion of these charges which are retained in the Account and are due to MBL Life participate ratably in the investment performance of the Account.

NOTE D -- Aggregate purchases and proceeds from the sales of investments during the year ended December 31, 1997 amounted to $7,333,506 and $2,611,722, respectively.

The net realized gain on sales of investments was calculated as follows:

Proceeds from sales of investments..........................  $ 2,611,722
Cost of investments sold....................................    2,366,124
                                                              -----------
  Net realized gain on investments..........................  $   245,598
                                                              -----------
                                                              -----------

The net change in unrealized appreciation/depreciation of investments was calculated as follows:

Unrealized appreciation (depreciation) of investments:
  Beginning of year.........................................  $(2,116,047)
  End of year...............................................    3,594,197
                                                              -----------
    Net change in unrealized appreciation/depreciation of
    investments.............................................  $ 5,710,244
                                                              -----------
                                                              -----------

NOTE E -- The change in the number of accumulation units outstanding was as follows:

                                                             YEAR ENDED DECEMBER
                                                                     31,
                                                             --------------------
                                                               1997       1996
                                                             ---------  ---------
Balance at beginning of year...............................    287,783    307,509
Net units purchased........................................      1,043        192
Accumulation units surrendered.............................    (12,624)   (19,918)
                                                             ---------  ---------
Balance at end of year.....................................    276,202    287,783
                                                             ---------  ---------
                                                             ---------  ---------

----------------------------------------

MBL VARIABLE CONTRACT ACCOUNT -- 2

MBL Life Assurance Corporation

520 Broad Street - Newark, New Jersey 07102
---------------------------------------------

THIS REPORT HAS BEEN PREPARED FOR CONTRACT HOLDERS AND PARTICIPANTS IN MBL VARIABLE CONTRACT ACCOUNT -- 2. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH INCLUDES INFORMATION CONCERNING THE ACCOUNT AND THE APPLICABLE SALES COMMISSIONS. FS-307 (2-98)

Annual Report
December 31, 1997

MBL VARIABLE
CONTRACT ACCOUNT -- 2
Group Variable Annuity Contracts

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